UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 130 Burlington, Massachusetts		01803-4238
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 270-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 28, 2011, CIRCOR International, Inc. (“CIRCOR”) issued a press release announcing that the company and its wholly owned subsidiary, Leslie Controls, Inc. have funded the Section 524(g) asbestos trust established under Leslie’s Chapter 11 reorganization plan affirmed in February 2011 by the U.S. District Court for the District of Delaware. With the funding of the trust, Leslie has now emerged from Chapter 11 protection. Leslie initially filed a pre-negotiated plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code in July 2010 to permanently resolve its asbestos liability.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of CIRCOR International, Inc., dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR International, Inc.

Date: April 28, 2011	By:	/s/ Alan J. Glass
Name: Alan J. Glass
Title: Vice President, General Counsel & Secretary